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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         ------------------------------



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                  Date of Report (Date of earliest reported):
                                October 12, 1999

                         Commission file number 0-24787


                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)




             Delaware                                    51-0310342
 -------------------------------            ------------------------------------
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
  incorporation or organization)



                               2828 NORTH HASKELL
                              DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)


                                  214-841-6111
              (Registrants telephone number, including area code)



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Item 2.  Acquisition or Disposition of Assets


         In September 1999, Affiliated Computer Services, Inc. ("ACS"), through its wholly-owned subsidiary, ACS Enterprise Solutions, Inc. ("Purchaser"), completed the purchase of 100% of the outstanding common shares of Consultec LLC, ("Consultec"), a subsidiary of General American Life Insurance Company.

         The total amount of funds used by the Purchaser to acquire the outstanding shares of Consultec was approximately $105 million, and was funded by a combination of ACS' existing $200 million credit facility and a new $100 million senior unsecured credit facility led by Wells Fargo Bank (Texas), N.A. The acquisition of Consultec will be accounted for using the purchase method of accounting.

         Consultec is based in Atlanta, Georgia and provides information technology services to federal and state health care markets including design, development and operation of decision support, claims administration, and managed care support systems. Consultec is also the provider of choice for services and/or systems for over 20 state Medicaid programs.



Item 7.  Financial Statements and Exhibits


         (C)      Exhibits

                  *2.1 Limited Liability Company Membership Purchase Agreement dated September 30, 1999 between ACS Enterprise Solutions, Inc., as Purchaser, ACS, as Guarantor, Consultec, LLC and General American Life Insurance Company, as Sole Member and Seller of Consultec, LLC.

                 *10.1 Credit Agreement dated September 27, 1999 between ACS, Wells Fargo Bank (Texas) N.A., Agent and Arranger and Certain Lenders for $50,000,000 Revolving Credit Facility.

                 *99.1     Press release dated October 1, 1999.




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*filed herewith







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Affiliated Computer Services, Inc.

Date:  October 12, 1999

                                             By: /s/ MARK A. KING
                                                --------------------------------
                                                 Mark A. King
                                                 Executive Vice President and
                                                 Chief Financial Officer

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------

*  2.1              Limited Liability Company Membership Purchase
                    Agreement dated September 30, 1999 between ACS
                    Enterprise Solutions, Inc., as Purchaser, ACS, as
                    Guarantor, Consultec, LLC and General American Life
                    Insurance Company, as Sole Member and Seller of
                    Consultec, LLC.

* 10.1               Credit Agreement dated September 27, 1999 between
                    ACS, Wells Fargo Bank (Texas) N.A., Agent and
                    Arranger and Certain Lenders for $50,000,000
                    Revolving Credit Facility.

*99.1               Press release dated October 1, 1999.

*Filed herewith